SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                            WELLS FARGO MASTER TRUST

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 Master Trust Portfolios                      Advisory Fee (as a % of Average
                                              Daily Net Assets)
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 C&B Large Cap Value Portfolio(1)              First 500M              0.75
                                               Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
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 Disciplined Growth Portfolio(2)               First 500M              0.75
                                               Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
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 -------------------------------------------- ---------------------- -----------
 Diversified Fixed Income Portfolio            First 1B                0.30
                                               Next 4B                 0.275
                                               Over 5B                 0.25
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 Diversified Stock Portfolio                   First 1B                0.35
                                               Next 4B                 0.325
                                               Over 5B                 0.30
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 Emerging Growth Portfolio(3)                  First 500M              0.90
                                               Next 500M               0.85
                                               Next 2B                 0.80
                                               Next 2B                 0.775
                                               Over 5B                 0.75
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 -------------------------------------------- ---------------------- -----------
 Equity Income Portfolio(4)                    First 500M              0.75
                                               Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
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 -------------------------------------------- ---------------------- -----------

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 Equity Value Portfolio(5)                     Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
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 Index Portfolio                               First 500M              0.10
                                               Next 500M               0.10
                                               Next 2B                 0.075
                                               Next 2B                 0.075
                                               Over 5B                 0.050
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 Inflation-Protected Bond Portfolio            First 500M              0.45
                                               Next 500M               0.40
                                               Next 2B                 0.35
                                               Next 2B                 0.325
                                               Over 5B                 0.30
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 International Core Portfolio                  First 500M              0.95
                                               Next 500M               0.90
                                               Next 2B                 0.85
                                               Next 2B                 0.825
                                               Over 5B                 0.80
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 International Growth Portfolio                First 500M              0.95
                                               Next 500M               0.90
                                               Next 2B                 0.85
                                               Next 2B                 0.825
                                               Over 5B                 0.80
 -------------------------------------------- ---------------------- -----------
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 International Index Portfolio                 First 500M              0.35
                                               Next 500M               0.35
                                               Next 2B                 0.325
                                               Next 2B                 0.325
                                               Over 5B                 0.30
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 International Value Portfolio                 First 500M              0.95
                                               Next 500M               0.90
                                               Next 2B                 0.85
                                               Next 2B                 0.825
                                               Over 5B                 0.80
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Large Cap Appreciation Portfolio(6)           First 500M              0.70
                                               Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Large Company Growth Portfolio(7)             First 500M              0.75
                                               Next 500M               0.70
                                               Next 2B                 0.65
                                               Next 2B                 0.625
                                               Over 5B                 0.60
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Managed Fixed Income Portfolio                First 500M              0.45
                                               Next 500M               0.40
                                               Next 2B                 0.35
                                               Next 2B                 0.325
                                               Over 5B                 0.30
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 Money Market Portfolio                                       0.10
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 Small Cap Index Portfolio                     First 500M              0.20
                                               Next 500M               0.20
                                               Next 2B                 0.175
                                               Next 2B                 0.175
                                               Over 5B                 0.15
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 Small Company Growth Portfolio(8)             First 500M              0.90
                                               Next 500M               0.85
                                               Next 2B                 0.80
                                               Next 2B                 0.775
                                               Over 5B                 0.75
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Small Company Value Portfolio(9)              First 500M              0.90
                                               Next 500M               0.85
                                               Next 2B                 0.80
                                               Next 2B                 0.775
                                               Over 5B                 0.75
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Stable Income Portfolio                       First 500M              0.45
                                               Next 500M               0.40
                                               Next 2B                 0.35
                                               Next 2B                 0.325
                                               Over 5B                 0.30
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Strategic Small Cap Value Portfolio(10)       First 500M              0.90
                                               Next 500M               0.85
                                               Next 2B                 0.80
                                               Next 2B                 0.775
                                               Over 5B                 0.75
 -------------------------------------------- ---------------------- -----------
 -------------------------------------------- ---------------------- -----------
 Total Return Bond Portfolio                   First 500M              0.45
                                               Next 500M               0.40
                                               Next 2B                 0.35
                                               Next 2B                 0.325
                                               Over 5B                 0.30
 -------------------------------------------- ---------------------- -----------


Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A amended: March 30, 2007

         The foregoing fee schedule is agreed to as of March 30, 2007 and shall remain in effect until changed in writing by the parties.


                                               WELLS FARGO MASTER TRUST


                                               By: /s/ C. David Messman
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary


                                               WELLS FARGO FUNDS MANAGEMENT, LLC


                                               By: Andrew Owen
                                                  -----------------------------
                                                  Andrew Owen
                                                  Executive Vice President




           (1) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the C&B Large Cap Value Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (2) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Disciplined Growth Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (3) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Emerging Growth Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
           (4) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Income Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (5) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Value Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (6) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Cap Appreciation Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (7) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Company Growth Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
           (8) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Growth Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
           (9) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Value Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
           (10) On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Strategic Small Cap Value Portfolio. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.